Exhibit 23(b)

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference of our report dated July 21, 1995 included in Horizon/CMS Healthcare Corporation's current report on Form 8-K, dated November 21, 1995, into Health and Retirement Properties Trust's previously filed Registration Statement File #33-53173.


                                                /S/ ARTHUR ANDERSEN LLP
                                                ARTHUR ANDERSEN LLP

Albuquerque, New Mexico
December 15, 1995